UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY (NYSE: KYN)

811 Main Street, 14th Floor

Houston, TX 77002

August 26, 2020

Dear Stockholder:

You are cordially invited to attend a virtual Special Meeting of Stockholders (the “Special Meeting”) of Kayne Anderson MLP/Midstream Investment Company (“KYN” or the “Company”) to be held on October 22, 2020, at 8:00 a.m. Central Time. In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the meeting in person.

At the Special Meeting, stockholders will be asked to (i) approve an amendment to the Company’s investment objective, which is a fundamental investment policy of the Company, (ii) approve an amendment to the Company’s fundamental investment policy with respect to industry concentration, and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof. The Company recently announced that it is expanding its focus area within energy infrastructure to include portfolio allocations to renewable infrastructure and utilities. Management and the Board of Directors of the Company believe the proposed amendments are needed to give the Company sufficient flexibility to invest across the full spectrum of North American energy infrastructure.

Enclosed with this letter are (i) formal notice of the meeting, (ii) answers to questions you may have about the proposals, (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of the Company recommends that you vote to approve them, and (iv) an actual written proxy for you to sign and return.

If your shares in the Company are held by a financial intermediary (such as a broker-dealer or a bank), you will receive information regarding how to instruct your broker or bank to cast your vote. If you wish to attend and vote at the Special Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Company’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Special Meeting.

If you are a stockholder of record of the Company (shares are held in your name as reflected in the Company’s records), you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. If you are a stockholder of record of the Company, and wish to attend and vote at the Special Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “KYN virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Special Meeting.

Stockholders that wish to attend, but not vote at, the Special Meeting may register and access the Special Meeting by visiting https://attendee.gotowebinar.com/register/4813452308866109712. Requests to attend the Special Meeting must be received by AST no later than 2:00 p.m. Central Time on October 21, 2020.

The Special Meeting will begin promptly at 8:00 a.m. Central Time. Stockholders are encouraged to access the meeting prior to the meeting start time.

Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. We request that you promptly vote your shares via the internet, telephone, or complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. Your proxy card must be returned promptly in order to avoid the additional expense of further solicitation. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.

Sincerely,

James C. Baker

Chairman of the Board of Directors,

President and CEO

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Kayne Anderson MLP/Midstream Investment Company:

NOTICE IS HEREBY GIVEN that the virtual Special Meeting of Stockholders (the “Special Meeting”) of Kayne Anderson MLP/Midstream Investment Company (“KYN” or the “Company”) to be held on October 22, 2020, at 8:00 a.m. Central Time for the following purposes:

1.	To consider and approve an amendment of KYN’s investment objective, which is a fundamental investment policy of the Company.

2.	To consider and approve an amendment of KYN’s fundamental investment policy with respect to industry concentration.

3.	To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Stockholders of record as of the close of business on August 18, 2020, are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting thereof).

By Order of the Board of Directors,

Jarvis V. Hollingsworth

Secretary

August 26, 2020

Houston, Texas

i

ii

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

811 Main Street, 14th Floor

Houston, TX 77002

1-877-657-3863

PROXY STATEMENT

For the Special Meeting of Stockholders

to be held on October 22, 2020

This proxy statement is being sent to you by the Board of Directors of Kayne Anderson MLP/Midstream Investment Company (“KYN” or the “Company”), a Maryland corporation. KYN’s Board of Directors is asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the Special Meeting of Stockholders (the “Special Meeting”) to be held on October 22, 2020, at 8:00 a.m. Central Time.

Stockholders of record of the Company at the close of business on August 18, 2020, (the “Record Date”), are entitled to vote at the Special Meeting. As a stockholder of a Company, you are entitled to one vote for each share of Common Stock and one vote for each share of Preferred Stock of the Company that you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and the enclosed proxy are first being mailed to stockholders on or about September 2, 2020.

Important notice regarding the availability of proxy materials for the Special Meeting of Stockholders to be held on October 22, 2020: This proxy statement is available at www.kaynefunds.com/proxyinformation. KYN’s semi-annual and annual reports can be accessed through the Company’s website www.kaynefunds.com/kyn, or on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov. To request a hard copy of these reports be mailed to you, free of charge, please contact the Company at 1-877-657-3863 or email cef@kaynecapital.com.

The Company is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading alternative investment adviser focused on infrastructure, real estate, credit, and private equity. Kayne Anderson’s investment philosophy is to pursue niches, with an emphasis on cash flow, where our knowledge and sourcing advantages enable us to seek to deliver above average, risk-adjusted investment returns. As responsible stewards of capital, Kayne Anderson’s philosophy extends to promoting responsible investment practices and sustainable business practices to create long-term value for our investors. At June 30, 2020, Kayne Anderson managed approximately $30 billion in assets, including $4 billion in the infrastructure sector.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	You are being asked to vote on the following proposals for the Company:

1.	To amend KYN’s investment objective, which is a fundamental investment policy of the Company.

2.	To amend KYN’s fundamental investment policy with respect to industry concentration.

3.	To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Q.  WHY AM I BEING ASKED TO AMEND KYN’S INVESTMENT OBJECTIVE?

A.

KYN’s investment objective, which is a fundamental investment policy, requires the Company to invest at least 85% of its assets in MLPs and other Midstream Energy Companies, (see the Glossary on page 16 for the definition of such capitalized terms). The Company recently announced that it is expanding its focus areas within energy infrastructure to include portfolio allocations to renewable infrastructure and utilities. The Company believes the energy sector is in the midst of a profound transition and now is an appropriate time to diversify a portion of its portfolio into other areas within energy infrastructure. The Company continues to believe its core midstream holdings will generate attractive returns, but is also very excited about the prospects for renewable infrastructure and utilities over the next decade. The Company’s management and Board of Directors believe the proposed changes to its investment objective are needed to give KYN more flexibility to invest across a full spectrum of North American energy infrastructure. In addition, increased portfolio diversity will improve the Company’s ability to satisfy certain financial tests that apply to it under the terms of its unsecured senior notes and preferred stock. Further, the Company’s management believes this added portfolio diversity should improve the Company’s ability to satisfy certain financial tests used by credit ratings agencies to determine the credit ratings for the Company’s unsecured senior notes and preferred stock. The current and proposed investment objectives are in the table below.

Current Investment Objective	Proposed Investment Objective
To obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Company.	To provide a high after-tax total return with an emphasis on making cash distributions to stockholders.

While the proposed changes to the Company’s investment objective eliminate the requirement to invest at least 85% of the Company’s total assets in MLPs and other Midstream Energy Companies, the Company’s non-fundamental investment policies will require KYN to invest at least 80% of its total assets in Energy Infrastructure Companies. Management and the Board of Directors believe the proposed investment objective is in line with peer closed-end funds that have similar investment strategies. In conjunction with the amendments to the Company’s non-fundamental policies, the Board of Directors also approved changing the Company’s name to “Kayne Anderson Energy Infrastructure Fund, Inc.”

Q. WHY	AM I BEING ASKED TO AMEND KYN’S FUNDAMENTAL INDUSTRY CONCENTRATION POLICY?

A.

KYN currently has a fundamental investment policy that prohibits the Company from concentrating its investments in any industry other than investments in MLPs and other Midstream Energy Companies, which are concentrated in the midstream energy industry. The Company proposes to modify this policy to allow the Company instead to concentrate its investments in the Energy Infrastructure Industry. Consistent with the proposed change to the Company’s investment objective, the Board of Directors believes that amending this fundamental investment policy is necessary to allow the Company to pursue its strategy to invest in a full spectrum of North American Energy Infrastructure Companies.

Q.  WHAT OTHER POLICIES RESTRICT THE COMPANY’S INVESTMENTS?

A.

KYN’s Board of Directors recently approved changes to certain non-fundamental investment policies as described in the Appendix to this proxy statement and in the Company’s semi-annual report dated May 31, 2020. The revisions to KYN’s non-fundamental investment policies will require the Company to invest at least 80% of its total assets in securities of Energy Infrastructure Companies.

Q.  WHAT IS A FUNDAMENTAL INVESTMENT POLICY?

A.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, like the Company, to have “fundamental” investment policies governing specified investment practices. Investment companies may also voluntarily designate other investment restrictions, including their investment objective, as fundamental policies. Fundamental investment policies can only be changed with stockholder approval. Approval requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company, which means the affirmative vote of the lesser of (A) 67% or more of the outstanding shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Company are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Company.

Q.  WHAT IS A NON-FUNDAMENTAL INVESTMENT POLICY?

A.

The 1940 Act allows registered investment companies, like the Company, to have “non-fundamental” investment policies governing investment practices. The Company’s non-fundamental investment policies may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

Q.  WHAT HAPPENS IF STOCKHOLDERS DO NOT APPROVE BOTH PROPOSALS?

A.

In the event that either proposal is not approved by the stockholders of the Company, the fundamental investment policy changes approved by the Board of Directors will not be implemented, and the Company will continue to be managed in accordance with its current stated fundamental investment policies. The Board of Directors may consider other courses of action if this were to occur.

Q.  HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.  HOW CAN I VOTE?

A.

Voting is quick and easy. You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package. You may also vote during the Special Meeting if you are able to attend the virtual meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

This proxy statement sets forth the information that the Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for the Company and the classes of stockholders being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals	Who votes on these proposals?
1. To amend the Company’s investment objective, which is a fundamental investment policy	• The holders of the Company’s Common Stock and Preferred Stock, voting together as a single class • The holders of the Company’s Preferred Stock, voting as a separate class

2. To amend the Company’s fundamental investment policy with respect to industry concentration	• The holders of the Company’s Common Stock and Preferred Stock, voting together as a single class • The holders of the Company’s Preferred Stock, voting as a separate class

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

GENERAL INFORMATION REGARDING THE PROPOSALS

The Board of Directors believes the proposed amendments to the Company’s investment objective and its fundamental investment policy with respect to industry concentration are in the best interests of the Company and its stockholders. The proposed changes reflect KYN’s intention to own a more diverse portfolio of energy infrastructure investments, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies. While Midstream Energy Companies will likely continue to represent a majority of the Company’s investments for the foreseeable future, KYN plans to meaningfully increase its portfolio allocations to Renewable Infrastructure Companies and Utility Companies over the next few years. Management and the Board of Directors believe these companies are well positioned to capitalize on the energy industry’s transition to more sustainable mix of lower carbon and renewable energy sources. The proposed amendments to the Company’s investment objective and its fundamental investment policy with respect to industry concentration will allow KYN to pursue its strategy to invest in a full spectrum of North American Energy Infrastructure Companies. In addition, increased portfolio diversity will improve the Company’s ability to satisfy certain financial tests that apply to it under the terms of its unsecured senior notes and preferred stock. Further, the Company’s management believes this added portfolio diversity should improve the Company’s ability to satisfy certain financial tests used by credit ratings agencies to determine the credit rating for the Company’s unsecured senior notes and preferred stock. The terms of the Company’s unsecured senior notes and preferred stock include certain provisions whereby the interest rate and distribution rate are increased if the Company does not achieve certain credit ratings on such securities. The Company’s management believes the proposed changes and resulting ability to increase portfolio diversity are important to ensure KYN has the ability to utilize leverage to meet its investment objective.

In conjunction with the approval of the proposed amendments, the Board of Directors also approved changing the Company’s name to “Kayne Anderson Energy Infrastructure Fund, Inc.” and revised its non-fundamental investment policies such that, when effective, the Company will invest, under normal market conditions, at least 80% of its total assets in securities of Energy Infrastructure Companies. These changes will be effective on or about September 28, 2020, and are not contingent on stockholders’ approval of the proposals contained in this proxy statement. Please see the Appendix on page 15 for a complete summary of the Company’s investment objective and investment policies.

The Investment Company Act of 1940, as amended, (the “1940 Act”) requires registered investment companies, like the Company, to have “fundamental” investment policies governing specified investment practices. Investment companies may also voluntarily designate other investment restrictions including their investment objective as fundamental policies (which the Company has so done). Fundamental investment policies can only be changed with stockholder approval. Approval requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company, which means the affirmative vote of the lesser of (A) 67% or more of the outstanding shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Company are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Company.

PROPOSAL 1

TO APPROVE AN AMENDMENT TO THE COMPANY’S INVESTMENT OBJECTIVE

The Company currently has an investment objective that requires it to invest at least 85% of its total assets in public and private investments in MLPs and other Midstream Energy Companies. The Company may not change its investment objective without stockholder approval.

In order to allow the Company to pursue its strategy to invest in a full spectrum of North American Energy Infrastructure Companies (including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies), the Board of Directors has approved and recommends that the stockholders approve the proposed amendment to the Company’s investment objective. This amendment eliminates the requirement to invest at least 85% of its total assets in MLPs and other Midstream Energy Companies. The Company’s proposed investment objective is in line with peer closed-end funds that have similar investment strategies. Please see the section entitled General Information Regarding the Proposals on page 5 for more information.

The Company’s current and proposed investment objective is as follows:

Current Investment Objective	Proposed Investment Objective
To obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies.	To provide a high after-tax total return with an emphasis on making cash distributions to stockholders.

PROPOSAL 2

TO APPROVE AN AMENDMENT TO THE COMPANY’S CONCENTRATION POLICY

Under the 1940 Act, a fund’s policy regarding concentration of investments in any particular industry or group of industries must be a fundamental policy. While the 1940 Act does not define what constitutes “concentration” in an industry, the U.S. Securities and Exchange Commission (“SEC”) staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its assets in any particular industry.

The Company currently has a fundamental investment policy that prevents the Company from concentrating its investments in any industry other than investments in MLPs and other Midstream Energy Companies, which are concentrated in the midstream energy industry, meaning that the Company has adopted a fundamental policy (which may not be changed without stockholder approval) to invest more than 25% of its total assets in these companies.

In order to allow the Company to pursue its strategy to invest in a full spectrum of North American Energy Infrastructure Companies (including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies), the Board of Directors has approved, and recommends that stockholders approve, an amendment to the Company’s investment concentration policy, under which the Company will instead concentrate its investments in securities of companies in the Energy Infrastructure Industry. It is important to note that the Company’s non-fundamental investment policies (as revised) will require KYN to invest at least 80% of its total assets in Energy Infrastructure Companies. Please see the section entitled General Information Regarding the Proposals on page 5 for more information.

The current and proposed fundamental investment policy is as follows:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy[1]
We may not concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.	We may not concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in the Energy Infrastructure Industry, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

1	As revised, the Company’s non-fundamental investment policies will require it to invest at least 80% of its total assets in Energy Infrustructure Companies.

VOTE REQUIRED TO APPROVE PROPOSAL 1 AND PROPOSAL 2

Each proposal requires a vote by the stockholders of the Company. Approval of each proposal requires the affirmative vote of (i) a “majority of the outstanding voting securities” of the Company represented by the Company’s Common Stock and Preferred Stock (voting as a class) and (ii) a “majority of the outstanding voting securities” of the Company represented by the Company’s Preferred Stock (voting as a separate class). Under the 1940 Act, a “majority of the outstanding voting securities” of the Company, which means the affirmative vote of the lesser of (A) 67% or more of the outstanding shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Company are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Company.

In addition, the Company’s purchase agreements for its outstanding series of Preferred Stock, dated April 30, 2014, October 29, 2014, September 7, 2016 and December 10, 2019, respectively, each contain a covenant requiring the Company to maintain its investment objective to invest at least 85% of its total assets in MLPs and other Midstream Energy Companies. If the holders of the Company’s Preferred Stock approve Proposal 1 to amend the Company’s investment objective, that approval will be deemed to be a waiver of such covenant under each respective purchase agreement.

For purposes of each proposal, each share of KYN’s common stock and each share of KYN’s preferred stock is entitled to one vote. Abstentions and broker non-votes, if any, will have the same effect as votes against approving each proposal since approval is based on the affirmative vote of all votes entitled to be cast. Abstentions will be considered present for purposes of determining the presence of a quorum at the Special Meeting.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S INVESTMENT OBJECTIVE AND THE PROPOSAL TO AMEND THE COMPANY’S INVESTMENT CONCENTRATION POLICY.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of the Company’s Common Stock and Preferred Stock beneficially owned by the Company’s directors and executive officers as a group, and certain other beneficial owners, according to statements publicly filed with the SEC and other information obtained from such persons.

Also set forth in the table below is the dollar range of the Company’s securities and the aggregate dollar range of securities in the Fund Complex beneficially owned by the directors and executive officers of the Company as of June 30, 2020 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended, (the “1934 Act”)).

Common Stock

Name of Owner	KYN			Aggregate Dollar Range of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(3)
	Number of Shares	Percent of Class(1)	Dollar Range of Securities(2)

Independent Directors

William R. Cordes	6,708	*	$10,001-$50,000	$50,001-$100,000

Anne K. Costin	2,020	*	$10,001-$50,000	$10,001-$50,000

Barry R. Pearl	11,711	*	$50,001-$100,000	$50,001-$100,000

Albert L. Richey	17,068	*	$50,001-$100,000	Over $100,000

William H. Shea, Jr.	10,219	*	$50,001-$100,000	$50,001-$100,000

William L. Thacker	17,800	*	$50,001-$100,000	Over $100,000

Interested Directors

Kevin S. McCarthy(4)	739,072	*	Over $100,000	Over $100,000

James C. Baker	364,424	*	Over $100,000	Over $100,000

Michael J. Levitt(5)	—	*	None	None

Executive Officers

J.C. Frey	282,435	*	NA	NA

Terry A. Hart	20,998	*	NA	NA

Jarvis V. Hollingsworth	—	*	NA	NA

Ron M. Logan, Jr.	38,107	*	NA	NA

Jody C. Meraz	27,484	*	NA	NA

Michael J. O’Neil	—	*	NA	NA

A. Colby Parker	697	*	NA	NA

Ellen B. Wilkirson	83	*	NA	NA

All Directors & Executive Officers as a Group (17 persons)(6)	1,538,826	1.2%

Name of Beneficial Owner

Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	6,482,978	5.1%

*	Less than 1% of class.

(1)	Based on 126,447,554 shares outstanding as of June 30, 2020.

(2)	The dollar ranges of equity securities are as follows: none; $1 - $10,000; $10,0001 - $50,000; $50,000 - $100,000; over $100,000.

(3)	The Fund Complex includes the Company and Kayne Anderson Midstream/Energy Fund, Inc. Amounts based on the price of common shares of each fund in the complex on June 30, 2020.

(4)	Mr. McCarthy retired from the Board of Directors effective June 30, 2020.

(5)	Mr. Levitt was appointed as a member of the Board of Directors effective July 1, 2020.

(6)

Does not include 86 shares of common stock held by the Advisor or 11,235 shares of common stock held by KA Associates, Inc., a FINRA registered broker-dealer and affiliate of Kayne Anderson by virtue of common control. Certain executive officers have ownership interests in Kayne Anderson and certain of its affiliates; however, such officers may not exercise voting or investment power with respect to shares held by these entities. KYN believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

Preferred Stock

Name of Owner	Number of Shares	Percent of Class(1)

All Directors and Executive Officers as a Group (17 persons)	—	—

Voya Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	1,614,784	20.6%

Prudential Private Capital 2200 Ross Avenue, Suite 4300 Dallas, TX 75201	1,200,000	15.3%

MetLife Investment Management, LLC One MetLife Way Whippany, New Jersey 07981	935,058	11.9%

Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis, MN 55415	680,000	8.7%

Principal Global Investors, LLC 711 High Street Des Moines, Iowa 50392-0960	587,778	7.5%

AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	526,975	6.7%

The Guardian Life Insurance Company of America 10 Hudson Yards New York, NY 10001	520,000	6.6%

Nuveen Alternatives Advisors, LLC 8500 Andrew Carnegie Blvd Charlotte, NC 28262	405,365	5.2%

(1)	Based on 7,828,701 shares outstanding as of June 30, 2020.

Based on statements publicly filed with the SEC and other information obtained from such persons, as of June 30, 2020, one person beneficially owned more than 5% of KYN’s outstanding Common Stock and eight persons beneficially owned more than 5% of KYN’s outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

As of June 30, 2020, the Independent Directors of the Company (other than Ms. Costin and Mr. Pearl, as noted in the following table) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of June 30, 2020, the Independent Directors of the Company did not own beneficially or of record any class of securities of the underwriters of the offerings of the Company’s Common Stock or Preferred Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors of the Company and their respective immediate family members, as of May 31, 2020, in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Fund(1)	Title of Class	Value of Securities	Percent of Class

Anne K. Costin	Self	Kayne Anderson Real Estate Partners II LP	Partnership Units	$197	*

		Kayne Partners Fund III (QP), L.P.	Partnership Units	$62,334	*

		Kayne Anderson Capital Income Partners (QP), L.P.	Partnership Units	$65,089	*

		Kayne Anderson Non-Traditional Investments, L.P.	Partnership Units	$64,290	*

Barry R. Pearl	Self	Kayne Anderson Real Estate Partners V, L.P.	Partnership Units	$352,492	*

*	Less than 1% of class.

(1)	Kayne Anderson may be deemed to “control” each of these funds by virtue of its role as the fund’s general partner.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Special Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

At the Record Date, the Company had the following numbers of shares of stock issued and outstanding:

	Common Stock	Preferred Stock

KYN	126,447,554	7,828,701

How Proxies will be Voted

All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Special Meeting, and that are not revoked, will be voted at the Special Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with the Board’s recommendations.

How to Vote

If your shares in the Company are held by a financial intermediary (such as a broker-dealer or bank), you will receive information regarding how to instruct your bank or broker to cast your votes. If you wish to attend and vote at the Special Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Company’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Special Meeting.

If you are a stockholder of record of the Company (shares are held in your name as reflected in the Company’s records), you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. If you are a stockholder of record of the Company and wish to attend and vote at the Special Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “KYN virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Special Meeting.

Stockholders that wish to attend, but not vote at, the Special Meeting may register and access the Special Meeting by visiting https://attendee.gotowebinar.com/register/4813452308866109712. Requests to attend the Special Meeting must be received by AST no later than 2:00 p.m. Central Time on October 21, 2020.

The Special Meeting will begin promptly at 8:00 a.m. Central Time. Stockholders are encouraged to access the meeting prior to the meeting start time.

Stockholders of record or their duly authorized proxies may vote in person at the Special Meeting. However, even if you plan to attend the Special Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Quorum and Adjournment

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Special Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present in person or by proxy at the Special Meeting, the chairman of the Special Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Special Meeting.

Dissenters’ or Appraisal Rights

Stockholders of the Company do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary of the Company at the same address; or (3) attending the Special Meeting, requesting return of any previously delivered proxy, and voting in person.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters may substantially affect the rights or privileges of stockholders.

Expenses and Solicitation of Proxies

The Company will bear all fees and expenses incurred in connection with this proxy statement and the Special Meeting, including, but not limited to, proxy and proxy solicitation costs, printing and mailing costs, expenses of holding additional Board and stockholder meetings, and related legal fees. Solicitation costs may include (a) printing and mailing of this proxy statement and accompanying material, (b) reimbursement of brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the Company’s shares, (c) payment to AST for its services in soliciting proxies for the Special Meeting and (d) payment of the costs associated with supplementary solicitations to submit proxies for the Special Meeting. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by postal mail, email, telephone, facsimile or personal interview by the Company’s representatives, Kayne Anderson, brokers or their representatives, or by the Company’s proxy solicitor, AST Fund Solutions, LLC (“AST”).

Total costs of the proxy solicitation is estimated to be approximately $190,000. The Company will not pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

INVESTMENT ADVISER

KA Fund Advisors, LLC is the investment adviser for the Company. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for the Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit the Company and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for the Company.

For the Company, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of the Company sharing an address who currently receive multiple copies of proxy materials and annual report of the Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Amended and Restated Bylaws currently in effect for the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement. Written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal for the Company intended to be considered at the 2021 annual meeting must be received by the Secretary of the Company on or after September 27, 2020, and prior to 5:00 p.m. Central Time on October 27, 2020. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2021 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before October 27, 2020, in order to be included in the proxy statement and proxy card for the 2021 annual meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors

Jarvis V. Hollingsworth

Secretary

August 26, 2020

APPENDIX

INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

Note: Policies designated with an asterisk are proposed policies that stockholders are being asked to approve in this proxy statement.

Investment Objective

*To provide a high after-tax total return with an emphasis on making cash distributions to stockholders.

Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities, as such term is defined under the 1940 Act. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Fundamental Investment Policies

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

•

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

•

Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

•	Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

•

Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

•	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

•

*Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in the Energy Infrastructure Industry and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

On July 23, 2020, our Board of Directors approved a change in our name to Kayne Anderson Energy Infrastructure Fund, Inc. and revisions to our non-fundamental investment policies. These changes will be effective on or about September 28, 2020.

Non-Fundamental Investment Policies

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days prior written notice of any change. Under normal market conditions:

•	We intend to invest at least 80% of our total assets in public and private securities of Energy Infrastructure Companies.

•	We intend to invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies.

•

We may invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

•	We may invest up to 15% of our total assets in any single issuer.

•

We may invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B of public or private companies.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

•

Our policy is to utilize our leverage instruments in an amount that represents approximately 25%-30% of our total assets (our “target leverage levels”), including proceeds from such leverage instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use leverage instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Glossary

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies. These definitions may not correspond to standard industry or sector definitions.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Infrastructure Industry” consists of the companies that own and operate (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

Common

486606106

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE SPECIAL MEETING OF STOCKHOLDERS — OCTOBER 22, 2020

The undersigned stockholder of Kayne Anderson MLP/Midstream Investment Company (“KYN”), a Maryland corporation, hereby appoints Terry A. Hart and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual Special Meeting of Stockholders of KYN (the “Special Meeting”) to be held on October 22, 2020, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SPECIAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears.    If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

Common

486606106

PROXY

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SPECIAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	TO AMEND KYN’S INVESTMENT OBJECTIVE, WHICH IS A FUNDAMENTAL INVESTMENT POLICY.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	TO AMEND KYN’S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INDUSTRY CONCENTRATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The proxy statement and KYN’s most recent Semi-Annual and Annual Reports are available on the internet at www.kaynefunds.com/proxyinformation.

Preferred

4866065#9 (privately held)

4866066#8 (privately held)

4866067#7 (privately held)

4866062*6 (privately held)

4866063*5 (privately held)

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE SPECIAL MEETING OF STOCKHOLDERS — OCTOBER 22, 2020

The undersigned stockholder of Kayne Anderson MLP/Midstream Investment Company (“KYN”), a Maryland corporation, hereby appoints Terry A. Hart and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual Special Meeting of Stockholders of KYN (the “Special Meeting”) to be held on October 22, 2020, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SPECIAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

Preferred

4866065#9 (privately held)

4866066#8 (privately held)

4866067#7 (privately held)

4866062*6 (privately held)

4866063*5 (privately held)

PROXY

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SPECIAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	TO AMEND KYN’S INVESTMENT OBJECTIVE, WHICH IS A FUNDAMENTAL INVESTMENT POLICY.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	TO AMEND KYN’S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INDUSTRY CONCENTRATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The proxy statement and KYN’s most recent Semi-Annual and Annual Reports are available on the internet at www.kaynefunds.com/proxyinformation.